UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 11, 2004
                Date of Report (Date of earliest event reported)

                              CONGOLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-13612

            Delaware                                  02-0398678
  (State or other jurisdiction                      (IRS Employer
        of incorporation)                          Identification No.)

                             3500 Quakerbridge Road
                                  P.O. Box 3127
                       Mercerville, New Jersey 08619-0127
                     (Address of principal executive office)
       Registrant's telephone number, including area code: (609) 584-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 12: Results of Operations and Financial Condition

On March 11, 2004, the Registrant issued a press release announcing its financial results for the three and twelve months ended December 31, 2003. A copy of that press release is being furnished to the Securities and Exchange Commission pursuant to this Item 12 of the Form 8-K and is attached hereto as
Exhibit 99.1.

(c) Exhibits.

    99.1    Press release dated March 11, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONGOLEUM CORPORATION


Date: March 12, 2004                   By /s/ Howard N. Feist III
                                          --------------------------------
                                          Howard N. Feist III
                                          Chief Financial Officer

                                  Exhibit Index

Exhibit
Number       Description

   99.1      Press release dated March 11, 2004